--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 1998

                         ------------------------------

                             JDN Realty Corporation
             (Exact Name of Registrant as Specified in Its Charter)


   Maryland                          1-12844                       58-1468053
(State or Other                  (Commission File              (I.R.S. Employer
Jurisdiction of                       Number)                   Identification
Incorporation)                                                      Number)


      359 East Paces Ferry Road
      Suite 400
      Atlanta, Georgia                                               30305
      (Address of Principal Executive Offices)                     (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                  (Former Name)



--------------------------------------------------------------------------------

Item 5. Other Events.

         Common Stock Offering. On November 4, 1998, the Company entered into a terms agreement with SunTrust Equitable Securities Corporation (the "Underwriter") relating to the sale by the Company to the Underwriter of 717,500 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at a price of $21.25 per share. The related Underwriting Agreement, dated July 30, 1997, was filed as an exhibit to the Company's Current Report on Form 8-K filed on August 1, 1997. This offering closed on November 10, 1998.

         A registration statement relating to the Common Stock has been filed with the Securities and Exchange Commission (the "Commission") and was declared effective on October 30, 1997.


Item 7. Financial Statements and Exhibits.

         (c) Exhibits.



  Exhibit No.                               Description
  -----------                               -----------

      1 Terms Agreement dated November 4, 1998 by and between the Company and SunTrust Equitable Securities Corporation, and related Underwriting Agreement (Underwriting Agreement filed as Exhibit
              1.1 to the Company's Current Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

      5 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

      8 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

      23 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibits 5 and 8)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JDN REALTY CORPORATION



                                     By: /s/ William J. Kerley
                                         ---------------------------------------
                                         William J. Kerley
                                         Chief Financial Officer

Date: November 9, 1998

                                INDEX TO EXHIBITS


  Exhibit No.                      Description
  -----------                      -----------

      1 Terms Agreement dated November 4, 1998 by and between the Company and SunTrust Equitable Securities Corporation, and related Underwriting Agreement (Underwriting Agreement filed as Exhibit
              1.1 to the Company's Current Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

      5 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

      8 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

      23 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibits 5 and 8)